UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7068

                           DREYFUS BALANCED FUND, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:    8/31


Date of reporting period:   8/31/03


                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus Balanced
      Fund, Inc.

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Securities Sold Short

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            21   Financial Highlights

                            22   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Balanced Fund, Inc. covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003.

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Tea

HOW DID DREYFUS BALANCED FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund produced a total return of 7.09% .(1) This compares with a 8.98% total return for the fund's Customized Blended Index. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index" ), which comprised 60% of our blended index, provided a total return of 12.06% , and the Lehman Brothers Aggregate Bond Index, comprising 40% of our blended index, produced a total return of 4.36% for the same period.(2,3)

We attribute these results primarily to a sharp upswing in stocks during the second half of the reporting period, which more than compensated for a stock market slump in the first half of the reporting period. However, the fund's equity-related declines proved steeper than those of the S&P 500 Index during the first half of the reporting period, causing the fund's total returns to trail the blended benchmark. Bonds generally contributed positively to the fund's overall performance.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth and current income. To pursue this goal, the fund invests in equity and fixed-income securities of U.S. and foreign issuers. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. However, under normal market conditions, the fund's equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60% . Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%.

In allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valu-

                                                                The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ation and volatility levels of stocks relative to bonds and other economic factors, such as interest rates.

In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when we believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

To select fixed-income investments for the fund, we review the terms of the instruments and evaluate the creditworthiness of the issuers, considering all factors that we deem relevant including, as applicable, a review of the issuer's cash flow, the level of short-term debt, leverage, capitalization, the quality and depth of management, profitability, return on assets and economic factors relative to the issuer's industry.

Up to 20% of the fund's fixed-income portfolio may be invested in securities rated below investment-grade (BB/Ba and lower, commonly referred to as "high-yield" or "junk" bonds), but no lower than B, or the unrated equivalent as determined by Dreyfus at the time of purchase. While we are permitted by prospectus to buy non-investment-grade bonds, we generally avoided doing so during the reporting period.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

We emphasized stocks over bonds throughout the reporting period in anticipation of an improving U.S. economy. This approach undermined performance during the first half of the reporting period, but boosted returns during the second half of the reporting period when stocks rose sharply. Among stock holdings, the fund benefited from overweighted positions in technology stocks such as Intel and Cisco Systems; economically sensitive financial stocks such as Citigroup; and consumer

4

discretionary stocks such as Best Buy. Performance relative to the benchmark suffered primarily due to the fund's relatively heavy exposure to the energy group, which trailed the averages, and its relatively light positions among industrial stocks, one of the market's stronger sectors.

On the fixed-income side, declining interest rates and rising corporate bond prices benefited returns. As relatively credit-sensitive bonds rallied amid signs of better business conditions, the fund's bond portfolio particularly benefited from its emphasis on investment-grade corporate bonds. In the more interest-rate-sensitive market sectors, the fund received attractive returns from Treasury Inflation Protected Securities, known as "TIPS."

WHAT IS THE FUND'S CURRENT STRATEGY?

As of the end of August, we continue to emphasize stocks, especially those that we believe are positioned to benefit from stronger economic growth. We have found a number of investments meeting our criteria in the technology, consumer discretionary and energy groups, and fewer in relatively defensive areas, such as health care and consumer staples. Among bonds, we gradually have reduced the fund's holdings of corporate securities, moving their weightings closer to their representation in the fund's fixed-income benchmark. In our view, a more sector-neutral strategy is prudent while the bond market adjusts to investors' more optimistic assessment of economic prospects.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Balanced Fund, Inc. with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/03


                                                                      1 Year                   5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                   7.09%                    2.62%                    6.67%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BALANCED FUND, INC. ON 8/31/93 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THREE DIFFERENT
INDICES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"), (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "AGGREGATE BOND INDEX"), AND (3) THE CUSTOMIZED BLENDED INDEX. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF S&P 500 INDEX, 60%, AND AGGREGATE BOND INDEX, 40%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

6


STATEMENT OF INVESTMENTS

August 31, 2003


COMMON STOCKS--65.5%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--9.8%

AOL Time Warner                                                                                  40,500  (a)             662,580

Best Buy                                                                                         14,000  (a)             728,140

Carnival                                                                                         37,000                1,279,830

Clear Channel Communications                                                                     21,520  (a)             970,982

Comcast, Cl. A                                                                                   18,745  (a)             557,664

Disney (Walt)                                                                                    21,000                  430,500

Ford Motor                                                                                       24,000                  277,440

General Motors                                                                                    8,000                  328,800

Hilton Hotels                                                                                    20,000                  305,600

Home Depot                                                                                       29,000                  932,640

InterActiveCorp                                                                                  22,200  (a,b)           821,622

Lamar Advertising                                                                                11,500  (a)             384,215

Liberty Media                                                                                    65,000  (a)             786,500

McDonald's                                                                                       39,000                  874,380

Staples                                                                                          22,600  (a)             556,638

TJX Cos.                                                                                         49,100                1,063,506

Target                                                                                           25,600                1,039,360

Viacom, Cl. B                                                                                    29,365                1,321,425

                                                                                                                      13,321,822

CONSUMER STAPLES--3.6%

Altria Group                                                                                     25,000                1,030,500

Coca-Cola                                                                                        23,000                1,000,960

Kraft Foods                                                                                       9,200                  273,240

PepsiCo                                                                                          25,000                1,113,500

Procter & Gamble                                                                                 17,100                1,492,659

                                                                                                                       4,910,859

ENERGY--4.3%

Anadarko Petroleum                                                                               13,000                  565,500

Cross Timbers Royalty Trust                                                                         147                    3,280

Devon Energy                                                                                     17,630                  912,353

Exxon Mobil                                                                                      64,576                2,434,515

Schlumberger                                                                                     19,000                  940,690

XTO Energy                                                                                       46,866                  983,717

                                                                                                                       5,840,055

                                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL--13.6%

ACE                                                                                              12,000                  386,400

American Express                                                                                 16,900                  761,345

American International Group                                                                     36,351                2,165,429

Bank of America                                                                                  15,300                1,212,525

Bank of New York                                                                                 37,000                1,088,540

Bank One                                                                                         13,000                  513,110

Capital One Financial                                                                             4,000                  213,600

Citigroup                                                                                        63,733                2,762,826

Countrywide Financial                                                                             9,000                  610,650

Federal Home Loan Mortgage Association                                                            9,000                  478,350

Federal National Mortgage Association                                                            17,600                1,140,304

FleetBoston Financial                                                                            15,600                  461,604

Goldman Sachs Group                                                                               8,200                  725,618

J.P. Morgan Chase & Co.                                                                          16,920                  579,002

MBNA                                                                                             31,600                  737,544

Marsh & McLennan Cos.                                                                            13,000                  650,000

Merrill Lynch                                                                                     3,000                  161,340

Morgan Stanley                                                                                   11,600                  565,964

St. Paul Cos.                                                                                    13,800                  479,688

Travelers Property Casualty, Cl. A                                                               44,969                  692,073

Travelers Property Casualty, Cl. B                                                                6,101                   94,504

U.S. Bancorp                                                                                     19,000                  454,100

Washington Mutual                                                                                11,000                  428,780

Wells Fargo                                                                                      22,000                1,103,080

                                                                                                                      18,466,376

HEALTH CARE--7.0%

Abbott Laboratories                                                                              12,000                  483,600

Amgen                                                                                            14,000  (a)             922,600

Anthem                                                                                            6,200  (a)             453,840

Bard (C.R.)                                                                                       4,000                  268,000

Becton, Dickinson & Co.                                                                          10,000                  365,400

Biovail                                                                                           8,000  (a)             332,240

Bristol-Myers Squibb                                                                             16,900                  428,753

Johnson & Johnson                                                                                12,200                  604,876

Lilly (Eli) & Co.                                                                                11,400                  758,442

Merck & Co.                                                                                      28,400                1,429,089

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Novartis, ADR                                                                                    11,000                  406,670

Pfizer                                                                                           44,800                1,340,416

Teva Pharmaceutical Industries, ADR                                                              11,000                  645,832

WellPoint Health Networks                                                                         5,000  (a)             390,000

Wyeth                                                                                            15,500                  664,175

                                                                                                                       9,493,933

INDUSTRIALS--6.5%

CSX                                                                                              16,000                  516,480

Danaher                                                                                          10,000                  772,500

Deere & Co.                                                                                      11,000                  621,610

Emerson Electric                                                                                 11,000                  613,360

General Electric                                                                                104,000                3,075,280

Illinois Tool Works                                                                               3,000                  216,870

Lockheed Martin                                                                                   6,000                  307,380

Northrop Grumman                                                                                  5,000                  477,400

3M                                                                                                4,000                  569,880

Tyco International                                                                               26,000                  535,080

United Technologies                                                                               6,400                  513,600

Waste Management                                                                                 20,000                  532,200

                                                                                                                       8,751,640

INFORMATION TECHNOLOGY--14.3%

Accenture, Cl. A                                                                                 24,500  (a)             518,420

Applied Materials                                                                                27,000  (a)             583,200

Cisco Systems                                                                                    73,000  (a)           1,397,950

Computer Sciences                                                                                15,600  (a)             664,092

Dell                                                                                             35,000  (a)           1,142,050

EMC                                                                                              60,000  (a)             765,000

First Data                                                                                       17,000                  652,800

Hewlett-Packard                                                                                  27,868                  555,131

Intel                                                                                            64,200                1,837,404

International Business Machines                                                                  16,000                1,312,160

Jabil Circuit                                                                                    30,000  (a)             844,500

KLA-Tencor                                                                                       17,000  (a)           1,009,120

Micron Technology                                                                                13,000  (a)             186,680

Microsoft                                                                                       116,000                3,076,320

Motorola                                                                                         47,800                  512,894

                                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

NVIDIA                                                                                           24,000  (a)             435,840

National Semiconductor                                                                           13,400  (a)             390,476

Nokiaj, ADR                                                                                      29,000                  472,410

Oracle                                                                                           85,000  (a)           1,086,300

SAP, ADR                                                                                         14,000                  419,160

Taiwan Semiconductor Manufacturing, ADR                                                          27,700  (a)             326,306

Teradyne                                                                                         18,600  (a)             331,638

VeriSign                                                                                         30,000  (a)             449,100

Xilinx                                                                                           16,000                  493,440

                                                                                                                      19,462,391

MATERIALS--2.3%

Alcoa                                                                                            16,000                  456,960

du Pont (E.I) de Nemours                                                                          7,000                  313,180

International Paper                                                                              17,000                  689,350

PPG Industries                                                                                   11,000                  604,010

Praxair                                                                                           8,000                  510,560

Weyerhaeuser                                                                                     10,000                  595,000

                                                                                                                       3,169,060

TELECOMMUNICATION SERVICES--2.2%

AT&T Wireless Services                                                                           21,000                  181,020

BellSouth                                                                                        23,000                  579,600

SBC Communications                                                                               27,400                  616,226

Telefonos de Mexico, ADR                                                                         14,000                  424,340

Verizon Communications                                                                           32,000                1,130,240

                                                                                                                       2,931,426

UTILITIES--1.9%

Exelon                                                                                           10,000                  589,000

FPL Group                                                                                         8,000                  494,880

Progress Energy                                                                                   8,000                  323,920

Southern                                                                                         17,000                  482,460

TXU                                                                                              19,000                  418,000

Wisconsin Energy                                                                                  8,700                  253,518

                                                                                                                       2,561,778

TOTAL COMMON STOCKS
   (cost $81,897,754)                                                                                                 88,909,340

10
                                                                                               Principal
BONDS AND NOTES--31.3%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE AND DEFENSE--.1%

Boeing Capital,

   Sr. Notes, 4.75%, 8/25/2008                                                                  145,000                  146,186

AIRLINES--.0%

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1997-1, Cl. C, 7.53%, 1/2/2004                                                            6,610                    4,433

U.S. Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 10/15/2009                                                                    114,798  (c)              22,960

                                                                                                                          27,393

ASSET- BACKED CERTIFICATES--.3%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. 1, 6.8%, 7/15/2014                                                         343,000                  355,186

AUTO MANUFACTURING--.1%

General Motors,

   Debs., 8.375%, 7/15/2033                                                                     138,000                  136,769

BANKS--.1%

Dresdner Funding Trust I,

   Bonds, 8.151%, 6/30/2031                                                                      88,000  (d)              90,827

BEVERAGES--.1%

Miller Brewing,

   Notes, 4.25%, 8/15/2008                                                                      135,000  (d)             134,728

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.1%

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2/10/2016                                                  1,342,000  (d)           1,433,296

COMPUTERS--.4%

Hewlett-Packard,

   Notes, 5.75%, 12/15/2006                                                                     330,000                  354,828

International Busines Machines,

   Notes, 4.75%, 11/29/2012                                                                     195,000                  190,921

                                                                                                                         545,749

COSMETICS/PERSONAL CARE--.2%

Kimberly-Clark,

   Notes, 5%, 8/15/2013                                                                         260,000                  260,895

DIVERSIFIED FINANCIAL SERVICES--.2%

Ford Motor Credit,

   Notes, A306 6.5%, 1/25/2007                                                                  320,000                  331,416

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES--.4%

Consolidated Edison of New York,

   Debs., 4.875%, 2/1/2013                                                                      290,000                  284,416

Entergy Arkansas,

   First Mtg., 5.4%, 5/1/2018                                                                   130,000  (d)             122,558

Public Service Colorado,

   First Mtg., 4.875%, 3/1/2013                                                                 149,000  (d)             143,417

                                                                                                                         550,391

ELECTRIC COMPONENTS & EQUIPMENT--.1%

Emerson Electric,

   Bonds, 4.5%, 5/1/2013                                                                        200,000                  191,587

FOREST PRODUCTS & PAPER--.1%

Weyerhaeuser,

   Notes, 7.375%, 3/15/2032                                                                     100,000                  105,364

INSURANCE--.1%

Metlife,

   Sr. Notes, 5.375%, 12/15/2012                                                                155,000  (b)             155,920

MANUFACTURING--.2%

General Electric,

   Notes, 5%, 2/1/2013                                                                          210,000                  207,323

MINING & METALS--.2%

Alcoa,

   Notes, 6%, 1/15/2012                                                                         206,000                  217,405

OFFICE/BUSINESS EQUIPMENT--.3%

Pitney Bowes,

   Notes, 4.75%, 5/15/2018                                                                      495,000                  460,931

PHARMACEUTICAL--.0%

Lilly (Eli) & Co.,

   Notes, 4.5%, 3/15/2018                                                                        58,000                   54,126

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.4%

IMPAC Secured Assets CMN Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 1/25/2023                                                       529,946                  529,862

RETAIL--.1%

Toys R US,

   Notes, 7.625%, 8/1/2011                                                                      110,000  (b)             114,586

STRUCTURED INDEX--4.8%

Lehman Brothers TRAINS,

   Ser. L-2002, 7.754%, 11/15/2031                                                            2,521,200  (d,e,f)       2,880,521


12
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX (CONTINUED)

Morgan Stanley TRACERS:

   Ser. 2001-1, 7.236%, 9/15/2011                                                               448,000  (d,f)           499,626

   Ser. 2000-1, 6.799%, 6/15/2012                                                             2,910,000  (b,d,f)       3,182,612

                                                                                                                       6,562,759

TELECOMMUNICATIONS--.3%

British Telecommunications,

   Notes, 8.125%, 12/15/2010                                                                     91,000                  108,169

France Telecom,

   Notes, 7.75%, 3/1/2011                                                                        71,000                   84,895

Verizon Florida,

   Debs., 6.125%, 1/15/2013                                                                     243,000                  255,359

                                                                                                                         448,423

U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED--21.7%

Federal Home Loan Mortgage Corp.:

   5.5%                                                                                       4,426,000  (g)           4,398,315

   2.75%, 8/15/2006                                                                           4,600,000                4,593,661

   6.5%, 5/1/2032                                                                               140,043                  145,075

Federal National Mortgage Association:

  Mortgage-Backed:

      6.2%, 1/1/2011                                                                          1,314,539                1,427,437

      6.88%, 2/1/2028                                                                           938,873                  990,210

      5.5%, 4/1/2033                                                                            497,065                  495,509

      6%, 5/1/2033                                                                              935,621                  951,405

Sub Notes,

   8%, 1/1/2030-11/1/2030                                                                       743,544                  800,237

Government National
   Mortgage Association I:

      5.0%                                                                                        9,000  (g)               8,727

      5.5%                                                                                    4,229,000  (g)           4,218,047

      6.0%                                                                                    1,850,000  (g)           1,882,949

      6.5%                                                                                    1,231,000  (g)           1,277,926

      6.5%, 6/15/2032                                                                           212,502  (b)             221,134

      6.0%, 2/15/2033                                                                           207,453                  212,054

      5.5%, 4/15/2033                                                                           180,606  (b)             180,780

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          1,109,563  (h)           1,186,450

                                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                            270,000                  275,883

U.S. Treasury Inflation Protection Securities:

   3%, 7/15/2012                                                                              1,378,206  (h)           1,466,397

   3.625%, 4/15/2028                                                                            277,118  (h)             320,267

   3.875%, 4/15/2029                                                                          1,022,421  (h)           1,234,342

U.S. Treasury Notes:

   3.25%, 5/31/2004                                                                             740,000  (b)             751,588

   7.5%, 2/15/2005                                                                            1,038,000  (b)           1,126,303

   3.25%, 8/15/2008                                                                             575,000  (b)             570,104

   4.25%, 8/15/2013                                                                             713,000  (b)             701,636

                                                                                                                      29,436,436

TOTAL BONDS AND NOTES
   (cost $42,339,381)                                                                                                 42,497,558
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--9.4%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     4,259,000  (i)           4,259,000

Dreyfus Institutional Cash Advantage Plus Fund                                                4,259,000  (i)           4,259,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        4,259,000  (i)           4,259,000

TOTAL OTHER INVESTMENTS
   (cost $12,777,000)                                                                                                 12,777,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

   1.05%, 9/18/2003                                                                              50,000  (k)              49,979

   .88%, 10/23/2003                                                                             235,000  (j)             234,706

   .89%, 10/30/2003                                                                             325,000  (k)             324,516

   .91%, 12/4/2003                                                                               20,000                   19,951

   .93%, 12/11/2003                                                                             870,000                  867,825

   1.00%, 1/15/2004                                                                           1,050,000                1,046,178

   1.04%, 2/5/2004                                                                              870,000                  866,737

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,409,068)                                                                                                   3,409,892

14

INVESTMENT OF CASH COLLATERAL                                                                  Principal
  FOR SECURITIES LOANED--5.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $7,830,027)                                                                          7,830,027                7,830,027
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $148,253,230)                                                            114.5%              155,423,817

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (14.5%)             (19,638,227)

NET ASSETS                                                                                       100.0%              135,785,590

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $7,614,015  AND THE
     TOTAL MARKET VALUE OF THE COLLATERIAL HELD BY FUND IS $7,830,027.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF  1993.  THESE  SECURITIES  MAY  BE  SOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2003 THESE SECURITIES AMOUNT TO $8,487,585 OR 6.3% OF THE ASSETS.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(G)  PURCHASE ON A FORWARD COMMITMENT BASIS.

(H)  PRINCIPAL  AMOUNT FOR ACCRUAL PURPOSE IS  PERIODICALLY  ADJUSTED BASED ON A
     CHANGES TO THE CONSUMER PRICE INDEX.

(I)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(J)  PARTIALLY  HELD BY A BROKER  IN A  SEGREGATED  ACCOUNT  FOR OPEN  FINANCIAL
     FUTURES.

(K)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund 15



STATEMENT OF FINANCIAL FUTURES

August 31, 2003



                                                                                                                       Unrealized
                                                                 Market Value                                        Appreciation
                                                                   Covered by                                      (Depreciation)
                                            Contracts           Contracts ($)                 Expiration         at 8/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT:

U.S. Treasury 2 year Note                          16               3,433,500             September 2003                     680



SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF SECURITIES SOLD SHORT

August 31, 2003


                                                        Shares         Value ($)
--------------------------------------------------------------------------------

COMMON STOCKS

Altria Group                                             7,000          288,540

Kraft Foods                                             10,000          297,000

Teva Pharmaceutical Industries, ADR                      4,000          234,848

TOTAL SECURITIES SOLD SHORT

   (proceeds $702,004)                                                  820,388

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including securities loaned
        valued at $7,614,015)--Note 1(c)                148,253,230  155,423,817

Cash                                                                     24,520

Receivable for investment securities sold                             3,726,629

Receivable from brokers for proceeds on securities sold short           702,004

Dividends and interest receivable                                       406,375

Receivable for futures variation margin--Note 4                           1,750

Receivable for shares of Common Stock subscribed                          2,512

Prepaid expenses and other assets                                        18,729

                                                                     160,306,336
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            79,209

Payable for investment securities purchased                          15,570,848

Liability for securities loaned--Note 1(c)                            7,830,027

Securities sold short, at value (proceeds $702,004)

   --See Statement of Securities Sold Short                             820,388

Payable for shares of Common Stock redeemed                             113,318

Accrued expenses                                                        106,956

                                                                     24,520,746
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,785,590
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     157,518,149

Accumulated undistributed investment income--net                         51,453

Accumulated net realized gain (loss) on investments                (28,836,895)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $680 net unrealized
  appreciation on financial futures)                                  7,052,883
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,785,590
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      10,899,594

NET ASSET VALUE, offering and redemption price per share ($)              12.46

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,954,609

Cash dividends (net of$2,085 foreign taxes withheld at source)       1,579,096

Income on securities lending                                             6,960

TOTAL INCOME                                                         3,540,665

EXPENSES:

Management fee--Note 3(a)                                              832,592

Shareholder servicing costs--Note 3(b)                                 496,125

Professional fees                                                       55,703

Custodian fees--Note 3(b)                                               28,754

Registration fees                                                       18,863

Prospectus and shareholders  reports                                    17,927

Directors  fees and expenses--Note 3(c)                                 10,341

Interest expense--Note 2                                                 3,689

Loan commitment fees--Note 2                                             1,405

Dividends on securities sold short                                         802

Miscellaneous                                                           10,761

TOTAL EXPENSES                                                       1,476,962

INVESTMENT INCOME--NET                                               2,063,703
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                               (10,293,756)

  Short sale transactions                                               44,505

Net realized gain (loss) on financial futures                        (176,668)

NET REALIZED GAIN (LOSS)                                          (10,425,919)

Net unrealized appreciation (depreciation) on investments
  [including ($59,173) net unrealized depreciation on
  financial futures]                                                16,470,001

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,044,082

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,107,785

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,063,703            3,674,331

Net realized gain (loss) on investments       (10,425,919)         (17,374,841)

Net unrealized appreciation
   (depreciation) on investments               16,470,001          (13,978,042)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,107,785          (27,678,552)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,818,934)          (4,288,934)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  16,463,433          39,508,604

Dividends reinvested                            2,754,654           4,182,745

Cost of shares redeemed                      (48,201,035)         (47,253,705)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (28,982,948)          (3,562,356)

TOTAL INCREASE (DECREASE) IN NET ASSETS       23,694,097          (35,529,842)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           159,479,687          195,009,529

END OF PERIOD                                 135,785,590          159,479,687

Undistributed investment income--net               51,453              576,469
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,402,088            2,965,005

Shares issued for dividends reinvested            239,624              311,891

Shares redeemed                                (4,175,197)          (3,615,624)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,533,485)           (338,728)

SEE NOTES TO FINANCIAL STATEMENTS.

20

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.87          14.16          16.42          16.51         15.19

Investment Operations:

Investment income--net                                            .17(b)         .27(b)         .39(b)         .41(b)        .42(b)

Net realized and unrealized
   gain (loss) on investments                                     .65          (2.25)         (1.65)          1.54          2.43

Total from Investment Operations                                  .82          (1.98)         (1.26)          1.95          2.85

Distributions:

Dividends from investment income--net                            (.23)          (.31)          (.39)          (.43)         (.45)

Dividends from net realized
   gain on investments                                             --             --           (.61)         (1.61)        (1.08)

Total Distributions                                              (.23)          (.31)         (1.00)         (2.04)        (1.53)

Net asset value, end of period                                  12.46          11.87          14.16          16.42         16.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.09         (14.21)         (7.87)         12.62         19.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.06           1.01            .81            .96           .94

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(c)         .00(c)          --            .00(c)        .03

Ratio of net investment income
   to average net assets                                         1.47           2.02           2.60           2.54          2.62

Portfolio Turnover Rate                                        288.05         200.50         295.43         160.38        162.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                135,785        159,480        195,010        198,578       188,215

(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.01, AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 2.13% TO 2.02%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO SEPTEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund 21



NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income. The Dreyfus Corporation (the "Manager") serves as the fund s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund s shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on a

22

exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $554 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $108,694, accumulated capital losses $19,762,632 and unrealized appreciation $6,499,081. In addition, the fund had $8,624,903 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

24

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $89,710 of the carryover expires in fiscal 2009, $3,995,412 expires in fiscal 2010 and $15,677,510 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002, were as follows: ordinary income $2,818,934 and $4,288,934, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $230,215, decreased accumulated net realized gain (loss) on investments by $238,027 and increased paid-in capital by $7,812. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2003, was approximately $220,000, with a related weighted average, interest rate of 1.68% annualized.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining share

                                                                The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

holder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2003, the fund was charged $111,184 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $57,036 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $28,754 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000, an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended August 31, 2003, the fund derived $65,064 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

26

(e) During the period ended August 31, 2003, the fund incurred total brokerage commissions of $151,314 of which $150 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--SECURITIES TRANSACTIONS:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       390,245,750          417,299,495

Short sale transactions                     710,394            1,456,904

     TOTAL                              390,956,144          418,756,399

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. Securities sold short at August 31, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund

                                                                The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2003 are set forth in the Statement of Financial Futures.

At August 31, 2003, the cost of investments for federal income tax purposes was $148,806,352; accordingly, accumulated net unrealized appreciation on investments was $6,617,465, consisting of $12,474,164 gross unrealized appreciation and $5,856,699 gross unrealized depreciation.

28

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statements of investments, financial futures and securities sold short, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

October 14, 2003

                                                             The Fund 29


IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 57.55% of the ordinary dividends paid during the fiscal year ended August 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 78.30% of the ordinary dividends paid during 2003 as qualified dividends, subject to a maximum tax rate of 15%, as provided for by the Job and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

30

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    BBH Mutual Funds Group (11 funds), Director

*    The Jeffrey Company, a private investment company, Director

*    QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President,  CPR Institute for Dispute Resolution, a non-profit organization
     principally   engaged  in  the  development  of  alternatives  to  business litigation (Retired 2003)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (78)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (77)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Pfizer, Inc., a pharmaceutical company, Director-Emeritus

*    Atom Pharm, Director

*    Lazard Freres & Company, LLC, Senior Adviser

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Editor-in-Chief of The New Republic Magazine

*    Lecturer in Social Studies at Harvard University (1965-2001)

*    Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC, an online publisher of college textbooks, Director

*    Harvard Center for Blood Research, Trustee

*    Bard College, Trustee

*    YIVO Institute for Jewish Research, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Lillian Vernon Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund 33

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

ROBERT J. SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

34

NOTES

                  For More Information

                        Dreyfus Balanced
                        Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  222AR0803


Comparison of change in value of $10,000 investment in Dreyfus Balanced Fund, Inc.
with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index

EXHIBIT A:

                 Dreyfus   Standard & Poor's 500  Lehman Brothers  Customized
    PERIOD       Balanced      Composite Stock      Aggregate       Blended
                Fund, Inc.      Price Index *      Bond Index *     Index *

   8/31/93       10,000            10,000            10,000         10,000
   8/31/94       10,773            10,546             9,849         10,267
   8/31/95       12,822            12,805            10,962         12,051
   8/31/96       13,488            15,202            11,412         13,602
   8/31/97       17,273            21,377            12,554         17,462
   8/31/98       16,757            23,113            13,881         19,051
   8/31/99       20,002            32,314            13,992         23,662
   8/31/00       22,527            37,585            15,049         26,693
   8/31/01       20,754            28,422            16,908         24,107
   8/31/02       17,804            23,308            18,279         22,287
   8/31/03       19,067            26,120            19,074         24,289

* Source: Lipper Inc.


ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Bert W. Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Bert W. Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)  Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS BALANCED FUND, INC.

By:   /S/ STEPHEN E. CANTER
      ---------------------
      Stephen E. Canter
      President

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

By:   /S/ JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  October 24, 2003

                                EXHIBIT INDEX

      (a)(1)  Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)



                                                                Exhibit (a)(1)


                         THE DREYFUS FAMILY OF FUNDS
                    CODE OF ETHICS FOR PRINCIPAL EXECUTIVE
                        AND SENIOR FINANCIAL OFFICERS



      1.  Covered Officers/Purpose of the Code

      This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

o full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;

o    compliance with applicable laws and governmental rules and regulations;

o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

o    accountability for adherence to the Code.

      Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

      2. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest


      OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

      Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

      Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

      Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. Covered Officers should keep in mind that the Code cannot enumerate every possible scenario. The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

      Each Covered Officer must:

o not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

o not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

o not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

     3.    Disclosure and Compliance

o Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;

o each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations; and

o each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

o it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

     4.    Reporting and Accountability

     Each Covered Officer must:

o upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

o annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

o notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code. Failure to do so is itself a violation of the Code.

      The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

      The Fund will follow these procedures in investigating and enforcing the Code:

o the General Counsel will take all appropriate action to investigate any potential violations reported to him;

o if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

o any matter that the General Counsel believes is a violation will be reported to the Board;

o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;

o    the Board will be responsible for granting waivers, as appropriate; and

o any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.

     5.   Other Policies and Procedures

      The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

     6.    Amendments

      The Code may not be amended except in written form which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

     7.    Confidentiality

      All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

     8.    Internal Use

      The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Dated as of:   JULY 1, 2003
            ------------------



                                  EXHIBIT A

Persons Covered by the Code of Ethics


Stephen E. Canter           President                  (Principal Executive
                                                       Officer)

                                                       (Principal Financial and
James Windels               Treasurer                  Accounting Officer)